UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 8, 2006

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Unless the context otherwise requires, the term “Company” refers to Constellation Brands, Inc. and its subsidiaries. On May 2, 2006, the Company filed its Annual Report on Form 10-K for the fiscal year ended February 28, 2006 (“Fiscal 2006 Form 10-K”), with the Securities and Exchange Commission. In addition, on July 10, 2006, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2006 (“First Quarter Fiscal 2007 Form 10-Q”). Subsequent to May 31, 2006, seven subsidiaries of the Company which were previously included as Subsidiary Guarantors (as defined below) became Subsidiary Nonguarantors (as defined below) under the Company’s existing indentures.

The information included in this Current Report on Form 8-K does not in any way restate or revise the financial position, results of operations or cash flows in any previously reported Consolidated Balance Sheet, Consolidated Statement of Income or Consolidated Statement of Cash Flows of the Company. As noted below, the information included herein reflects changes only to (i) the disclosures related to the condensed consolidating financial information set forth in Note 21 to the consolidated financial statements in the Company’s Fiscal 2006 Form 10-K and Note 14 to the consolidated financial statements in the Company’s First Quarter Fiscal 2007 Form 10-Q, and (ii) disclosures of subsequent events set forth in Note 24 to the consolidated financial statements in the Company’s Fiscal 2006 Form 10-K.

Consistent with Rule 3-10(f) of Regulation S-X, Note 21 to the Company’s audited consolidated financial statements for the fiscal year ended February 28, 2006 (included as part of Exhibit 99.1 hereto) provides the condensed consolidating balance sheets as of February 28, 2006, and February 28, 2005, the condensed consolidating statements of income and cash flows for each of the three years in the period ended February 28, 2006, for the Company, the parent company, the combined subsidiaries which guarantee the Company’s senior notes and senior subordinated notes (“Subsidiary Guarantors”) and the combined subsidiaries of the Company which are not Subsidiary Guarantors (“Subsidiary Nonguarantors”) as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented. In addition, Note 14 to the Company’s unaudited consolidated financial statements for the quarterly period ended May 31, 2006 (included as Exhibit 99.2 hereto) provides the condensed consolidating balance sheets as of May 31, 2006, and February 28, 2006, the condensed consolidating statements of income for the three months ended May 31, 2006, and May 31, 2005, and the condensed consolidating statements of cash flows for the three months ended May 31, 2006, and May 31, 2005, for the Company, the parent company, the Subsidiary Guarantors and the Subsidiary Nonguarantors as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

In addition, on July 17, 2006, Barton Beers, Ltd. (“Barton”), an indirect wholly-owned subsidiary of the Company, entered into an agreement to establish a joint venture (the “Joint Venture Agreement”) with Diblo, S.A. de C.V. (“Diblo”), a joint venture owned 76.75% by Grupo Modelo, S.A. de C.V. (“Modelo”) and 23.25% by Anheuser-Busch, Inc., pursuant to which Modelo’s Mexican beer portfolio will be sold and imported in the 50 states of the United States of America, the District of Columbia and Guam. Subject to the consent of the brands' owners, the joint venture may also sell Tsingtao and St. Pauli Girl brands.

      The Joint Venture Agreement provides that Barton will contribute substantially all of its assets relating to importing, marketing and selling beer under the Corona Extra, Corona Light, Coronita, Modelo Especial, Negra Modelo, Pacifico, St. Pauli Girl and Tsingtao brands and the liabilities associated therewith (the “Barton Contributed Net Assets”) to a newly formed wholly-owned subsidiary. Additionally, the Joint Venture Agreement provides that following Barton’s contribution, a subsidiary of Diblo will, in exchange for a 50% membership interest in the newly formed wholly-owned Barton subsidiary, contribute cash in an amount equal to the Barton Contributed Net Assets, subject to specified adjustments. The joint venture will then enter into an importer agreement with an affiliate of Modelo which will grant the joint venture the exclusive right to sell Modelo’s Mexican beer portfolio in the territories noted above. In addition, the existing importer agreement which currently gives Barton the right to import and sell Modelo’s Mexican beer portfolio primarily west of the Mississippi River will be superseded by the transactions contemplated by the Joint Venture Agreement. As a result of these transactions, Barton and Diblo will each have, directly or indirectly, equal interests in the joint venture. The Company currently expects the transactions contemplated in the Joint Venture Agreement to be consummated on or after January 2, 2007.

Consistent with Rule 11-01(a)(4) of Regulation S-X, the pro forma financial information (included as Exhibit 99.3 hereto) consists of the unaudited pro forma condensed combined balance sheet as of May 31, 2006, the unaudited pro forma combined statement of income for the year ended February 28, 2006, the unaudited pro forma combined statement of income for the three months ended May 31, 2006, and the notes thereto, as if the proposed joint venture had been in place as of and for all periods presented.

This Form 8-K is being filed in order to incorporate the information herein by reference into the Company’s registration statements and to provide pro forma financial information for the proposed January 2, 2007, disposition of certain of the Company’s beer assets and liabilities and the related contribution of those assets and liabilities to an equally owned joint venture.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

The pro forma financial information required by this item and included in this Report are the unaudited pro forma condensed combined balance sheet as of May 31, 2006, the unaudited pro forma combined statement of income for the year ended February 28, 2006, the unaudited pro forma combined statement of income for the three months ended May 31, 2006, and the notes thereto.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1
Audited consolidated financial statements of the Company for the fiscal year ended February 28, 2006, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

99.2
Note 14 of the unaudited consolidated financial statements of the Company for the quarterly period ended May 31, 2006, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

99.3
Unaudited pro forma combined financial information to reflect the Company’s combined financial information as if the disposition of certain of the Company’s beer assets and liabilities and the related contribution of those assets and liabilities to an equally owned joint venture occurred as of and for all periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: August 8, 2006	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

(23.1)	Consent of KPMG LLP (filed herewith).

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)
Audited consolidated financial statements of the Company for the fiscal year ended February 28, 2006, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented (filed herewith).

(99.2)	Note 14 of the unaudited consolidated financial statements of the Company for the quarterly period ended May 31, 2006, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented (filed herewith).

(99.3)
Unaudited pro forma combined financial information to reflect the Company’s combined financial information as if the disposition of certain of the Company’s beer assets and liabilities and the related contribution of those assets and liabilities to an equally owned joint venture occurred as of and for all periods presented (filed herewith).

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.